                                                                    EXHIBIT 99.1


                                  NEWS RELEASE


For More Information Contact:                          For Immediate Release  - January 17, 2002
Eugene  S. Putnam, Jr., Chief Financial Officer
713-507-7292



              STERLING BANCSHARES REPORTS 18% INCREASE IN OPERATING
                               EARNINGS PER SHARE

HOUSTON, TEXAS -- Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported operating income for the fourth quarter of 2001 of $8.6 million, which excludes $622 thousand in after-tax charges relating to the previously announced acquisition of Community Bancshares, Inc. Operating diluted earnings per share of $.20 was up 18% from the $.17 per diluted share earned in the fourth quarter of 2000. Reported net income for the quarter ended December 31, 2001 totaled $8.0 million or $.18 per diluted share. For the fourth quarter of 2001, reported return on average assets was 1.20% and return on average common equity was 16.03%.

For the year ended December 31, 2001, operating income, which excludes $770 thousand in after-tax charges in the first quarter of 2001 related to the acquisition of CaminoReal Bancshares, Inc., $766 thousand in after-tax charges related to the acquisition of Lone Star Bancorporation, Inc. in the third quarter of 2001 and $622 thousand in after-tax charges related to the acquisition of Community Bancshares, Inc. in the fourth quarter, was $32.5 million or $.75 per diluted share, up 15% from the $.65 per diluted share earned in 2000. Reported net income for the year of 2001 was $30.4 million or $.71 per diluted share. For the year ended December 31, 2001, reported return on average assets was 1.24% and return on average common equity was 16.62%.

"We are pleased to report another quarter of quality earnings growth," commented
J. Downey Bridgwater, President and Chief Executive Officer of Sterling. "Despite the slowing national and local economies and the continued pressure of falling interest rates, Sterling posted good loan growth, robust deposit generation and maintained solid credit quality."

Bridgwater further stated that "2001 was a year which combined quality growth with investments for the future growth of Sterling. We closed three acquisitions, diversified into two new markets, strengthened our loan review function and the level of our reserves while achieving solid growth in earnings."

Tax equivalent net interest income was $32.5 million in the fourth quarter of 2001, up 18% from the fourth quarter of 2000. For the full twelve months of 2001, tax equivalent net interest income was $124.6 million, up 17% from 2000. The tax equivalent net

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 2



interest margin for the fourth quarter of 2001 was 5.56% as compared to 5.72% for the fourth quarter of 2000. Average loans held for investment for the fourth quarter of 2001 were $1.6 billion, up 21% from the fourth quarter of 2000. Average deposits for the quarter ended December 31, 2001 were $2.2 billion, a 31% increase from the same period a year ago.

Noninterest income was $19.8 million in the fourth quarter, up 57% from the fourth quarter of 2000. For 2001, noninterest income was $66.2 million, up 63% from 2000. Noninterest income represented 38% of total revenue in fourth quarter of 2001. Noninterest expense, excluding one-time merger charges related to the acquisition of Community Bancshares, Inc., was $35.2 million for the fourth quarter of 2001, up from the $26.2 million in the fourth quarter of 2000. For the full year of 2001, noninterest expenses, excluding one-time merger charges related to the acquisitions of CaminoReal Bancshares, Inc., Lone Star Bancorporation, Inc. and Community Bancshares, Inc., were $127.5 million, up from the $95.5 million reported in 2000.

Net charge-offs in the fourth quarter of 2001 were $2.5 million or .54% of average loans, compared to $1.9 million or .55% of average loans in the fourth quarter of 2000. For the twelve months ended December 31, 2001, net charge-offs were $8.4 million or .49% of average loans, compared to $6.8 million or .51% of average loans in 2000. The provision for loan losses was $3.1 million for the fourth quarter and $11.7 million for the full year of 2001, up from $2.9 million and $9.7 million respectively in 2000. The allowance for loan losses at December 31, 2001 was $22.9 million and represented 1.38% of loans held for investment, up from 1.25% a year ago.

Nonperforming assets were $16.1 million at December 31, 2001 or .84% of loans and foreclosed properties compared to $11.5 million and .77% of loans and foreclosed properties at December 31, 2000. Nonperforming assets at December 31, 2001 comprised .58% of total assets, compared to .54% at September 30, 2001 and
 .55% a year ago.

At December 31, 2001, Sterling had total assets of $2.8 billion and total deposits of $2.3 billion. Equity capital of $217.0 million represented 7.80% of total assets. Book value per share was $4.96.

In conjunction with Sterling's fourth quarter earnings release, George Martinez, Chairman, Downey Bridgwater, President and Chief Executive Officer and Eugene Putnam, Chief Financial Officer invite you to listen to its conference call that will be broadcast live over the Internet on Thursday, January 17, 2002 at 10:00AM EST. To participate, please visit Sterling's web site at www.banksterling.com.

Sterling Bancshares, Inc. is a Houston-based bank holding company that operates 38 community-banking offices in the greater metro areas of Dallas, Houston, San Antonio, and South Texas. Sterling also provides mortgage-banking services through its 80 percent-owned subsidiary, Sterling Capital Mortgage Company. Sterling's common stock

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 3



is traded through the Nasdaq National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the company's web site at www.banksterling.com.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 4
                            STERLING BANCSHARES, INC.
                                    Unaudited
                (Dollars in thousands, except for per share data)


                                                  QUARTER ENDED                                   YEAR ENDED
                                                   DECEMBER 31,                                   DECEMBER 31,
                                           ---------------------------        %           ---------------------------         %
EARNINGS SUMMARY                               2001           2000          CHANGE            2001           2000          CHANGE
                                           ------------   ------------   ------------     ------------   ------------   ----------
Interest income                            $     41,353   $     43,299          (4.49)%   $    173,053   $    167,517         3.30%
Interest expense                                  9,317         16,221         (42.56)%         50,052         62,824       (20.33)%
                                           ------------   ------------   ------------     ------------   ------------   ----------
Net interest income                              32,036         27,078          18.31%         123,001        104,693        17.49%
Provision for loan losses                         3,092          2,894           6.84%          11,684          9,668        20.85%
Noninterest income                               19,787         12,639          56.56%          66,171         40,648        62.79%
Noninterest expense                              35,206         26,245          34.14%         127,496         95,492        33.51%
Conversion costs related to acquisitions            957             --                           3,181             --
                                           ------------   ------------   ------------     ------------   ------------   ----------
Earnings before income taxes                     12,568         10,578          18.81%          46,811         40,181        16.50%
Provision for income taxes                        4,569          3,436          32.97%          16,410         12,641        29.82%
                                           ------------   ------------   ------------     ------------   ------------   ----------
Net income                                        7,999   $      7,142          12.00%    $     30,401   $     27,540        10.39%
                                           ============   ============   ============     ============   ============   ==========
Basic earnings per share                   $       0.19   $       0.17           9.72%    $       0.72   $       0.66         8.86%
                                           ============   ============   ============     ============   ============   ==========
Basic weighted average shares
      outstanding                                42,558         41,693           2.07%          42,180         41,596         1.40%
                                           ============   ============   ============     ============   ============   ==========
Diluted earnings per share                 $       0.18   $       0.17           9.88%    $       0.71   $       0.65         8.94%
                                           ============   ============   ============     ============   ============   ==========
Diluted weighted average shares
      outstanding                                43,346         42,525           1.93%          43,039         42,473         1.33%
                                           ============   ============   ============     ============   ============   ==========
Cash diluted earnings per share            $       0.19   $       0.17          13.30%    $       0.74   $       0.66        11.62%
                                           ============   ============   ============     ============   ============   ==========
Operating diluted earnings per share       $       0.20   $       0.17          18.42%    $       0.75   $       0.65        16.34%
                                           ============   ============   ============     ============   ============   ==========

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 5



                            STERLING BANCSHARES, INC.
                                    Unaudited
                (Dollars in thousands, except for per share data)


                                                                               AVERAGE FOR QUARTER ENDED
                                                     ----------------------------------------------------------------------------
                                                     DECEMBER 31,    SEPTEMBER 30,      JUNE 30,       MARCH 31,     DECEMBER 31,
BALANCE SHEET SUMMARY                                    2001            2001            2001            2001            2000
                                                     ------------    -------------   ------------    ------------    ------------
Loans available for sale                             $    213,988    $    177,610    $    180,566    $    145,195    $    102,708
Loans held for investment                               1,582,103       1,558,697       1,540,352       1,373,500       1,305,381
Total loans                                             1,796,091       1,736,307       1,720,918       1,518,695       1,408,089
Total investment securities                               346,142         361,273         379,216         307,431         435,720
Earning assets                                          2,316,398       2,248,111       2,210,358       1,887,530       1,902,396
Total assets                                            2,634,682       2,538,475       2,490,034       2,111,703       2,100,959
Noninterest bearing deposits                              769,357         706,271         667,495         566,869         556,258
Interest bearing deposits                               1,402,956       1,374,870       1,365,119       1,179,649       1,107,248
Total deposits                                          2,172,313       2,081,141       2,032,614       1,746,518       1,663,506
Other borrowings                                          178,857         183,164         193,569         143,033         230,215
Notes payable                                               7,887           1,600           1,600           1,600           1,600
Trust preferred securities                                 57,500          57,500          57,500          35,938          28,750
Preferred equity                                              385             385             397             484             731
Common equity                                             197,574         189,567         181,236         168,314         163,784


                                                             AVERAGE FOR
                                                              YEAR ENDED
                                                              DECEMBER 31,
                                                     ----------------------------           %
BALANCE SHEET SUMMARY                                    2001             2000           CHANGE
                                                     ------------    ------------    ------------

Loans available for sale                             $    179,523    $     85,917          108.95%
Loans held for investment                               1,514,344       1,245,365           21.60%
Total loans                                             1,693,867       1,331,282           27.24%
Total investment securities                               348,656         497,344          (29.90)%
Earning assets                                          2,167,339       1,890,252           14.66%
Total assets                                            2,445,768       2,087,534           17.16%
Noninterest bearing deposits                              678,134         536,351           26.43%
Interest bearing deposits                               1,331,654       1,061,100           25.50%
Total deposits                                          2,009,788       1,597,451           25.81%
Other borrowings                                          175,106         293,556          (40.35)%
Notes payable                                               3,369             416          709.83%
Trust preferred securities                                 52,853          28,750           83.84%
Preferred equity                                              418           1,090          (61.67)%
Common equity                                             182,904         153,499           19.16%

                                                                                     ENDING BALANCE
                                                    -------------------------------------------------------------------------------
                                                    DECEMBER 31,     SEPTEMBER 30,      JUNE 30,        MARCH 31,      DECEMBER 31,
BALANCE SHEET SUMMARY                                   2001             2001            2001             2001             2000
                                                    ------------     -------------    -----------     ------------     ------------
Loans available for sale                            $    261,189     $    177,868     $   206,323     $    215,821     $    139,148
Loans held for investment                              1,667,104        1,564,291       1,555,117        1,525,918        1,345,842
                                                    ------------     ------------     -----------     ------------     ------------
Total loans                                            1,928,293        1,742,159       1,761,440        1,741,739        1,484,990
Securities purchased with an agreement to resell          12,313           82,577          45,189           48,881           37,863
Trading Assets                                           118,511           61,547          62,971               --               --
Investment securities                                    342,547          351,212         368,853          378,790          308,202
Allowance for credit losses                              (22,927)         (21,431)        (20,293)         (19,631)         (16,862)
Premises and equipment                                    54,175           54,904          55,388           54,246           47,099
Goodwill, net                                             55,164           26,475          26,637           25,820            5,952
Total assets                                           2,781,049        2,540,553       2,532,944        2,476,953        2,077,214
Noninterest bearing deposits                             797,850          757,883         738,994          686,635          598,251
Interest bearing deposits                              1,471,130        1,391,057       1,368,883        1,377,014        1,120,571
Total deposits                                         2,268,980        2,148,940       2,107,877        2,063,649        1,718,822
Other borrowings                                         180,298          112,568         164,160          155,390          140,364
Notes payable                                             20,879            1,600           1,600            1,600            1,600
Total liabilities                                      2,501,948        2,287,702       2,290,356        2,242,207        1,879,587
Minority interest in Sterling Capital Mortgage             4,232            3,434           2,816            2,290            2,052
Trust preferred securities                                57,500           57,500          57,500           57,500           28,750
Preferred equity                                             385              385             385              401              566
Common equity                                            216,984          191,532         181,887          174,555          166,259

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 6




                            STERLING BANCSHARES, INC.
                                    Unaudited
                (Dollars in thousands, except for per share data)


                                                 DECEMBER 31,    SEPTEMBER 30,       JUNE 30,         MARCH 31,       DECEMBER 31,
NONPERFORMING ASSETS                                 2001             2001             2001              2001             2000
                                                 ------------     ------------     ------------     ------------     ------------
Nonaccrual loans                                 $     14,179     $     11,585     $     11,127     $     10,432     $      8,297
Restructured loans                                         --               --               --            1,356            1,298
Other real estate                                       1,837            1,887            1,738            1,895            1,702
Other repossessed assets                                  127              205              200              153              192
                                                 ------------     ------------     ------------     ------------     ------------
   Total nonperforming assets                    $     16,143     $     13,677     $     13,065     $     13,836     $     11,489
                                                 ============     ============     ============     ============     ============

Total nonperforming assets as a
   percentage of loans, ORE and ORA                      0.84%            0.78%            0.74%            0.79%            0.77%
                                                 ============     ============     ============     ============     ============

Accruing loans past due 90 days or more          $      1,360     $      1,867     $        841     $        299     $        626
                                                 ============     ============     ============     ============     ============


                                                                                  QUARTER ENDED
                                                ------------------------------------------------------------------------------------
                                                   DECEMBER 31,     SEPTEMBER 30,      JUNE 30,        MARCH 31,      DECEMBER 31,
ALLOWANCE FOR LOAN LOSSES                             2001              2001             2001            2001             2000
                                                   ------------     -------------    ------------     ------------    ------------

Balance at beginning of period                     $     21,431     $     20,293     $     19,631     $     16,862    $     15,909
Loans charged off                                        (2,984)          (2,130)          (2,719)          (1,990)         (2,199)
Loan recoveries                                             525              148              269              504             258
                                                   ------------     ------------     ------------     ------------    ------------
   Net charge-offs                                       (2,459)          (1,982)          (2,450)          (1,486)         (1,941)
Provision for loan losses                                 3,092            3,120            3,112            2,360           2,894
Acquisition of CaminoReal and Community                     863               --               --            1,895              --
                                                   ------------     ------------     ------------     ------------    ------------
Balance at end of period                           $     22,927     $     21,431     $     20,293     $     19,631    $     16,862
                                                   ============     ============     ============     ============    ============

Allowance for loan losses as a
   percentage of total loans                               1.19%            1.23%            1.15%            1.13%           1.14%
                                                   ============     ============     ============     ============    ============

Allowance for loan losses as a
   percentage of total loans held for investment           1.38%            1.37%            1.30%            1.29%           1.25%
                                                   ============     ============     ============     ============    ============

Allowance for loan losses as a
   percentage of nonperforming assets                    142.02%          156.69%          155.32%          141.88%         146.77%
                                                   ============     ============     ============     ============    ============

Net charge-offs as a percentage of
   average loans (annualized)                              0.54%            0.45%            0.57%            0.40%           0.55%
                                                   ============     ============     ============     ============    ============

Provision for loan losses as a percentage of
   average loans (annualized)                              0.68%            0.71%            0.73%            0.63%           0.82%
                                                   ============     ============     ============     ============    ============


                                                                               QUARTER ENDED
                                                -----------------------------------------------------------------------------
                                                 DECEMBER 31,    SEPTEMBER 30,     JUNE 30,       MARCH 31,      DECEMBER 31,
                                                     2001             2001           2001           2001             2000
                                                 ------------    -------------   ------------    ------------    ------------
SELECTED RATIOS
Annualized return on average assets                      1.20%           1.23%           1.27%           1.28%           1.35%
                                                 ============    ============    ============    ============    ============

Annualized return on average
   shareholders' equity                                 16.03%          16.48%          17.46%          16.00%          17.35%
                                                 ============    ============    ============    ============    ============

Net interest margin (tax equivalent)                     5.56%           5.78%           5.77%           5.93%           5.74%
                                                 ============    ============    ============    ============    ============

End of period book value per common share        $       4.96    $       4.53    $       4.32    $       4.16    $       3.98
                                                 ============    ============    ============    ============    ============

End of period common shares outstanding                43,770          42,318          42,145          41,988          41,728
                                                 ============    ============    ============    ============    ============

Tangible book value per common share             $       3.70    $       3.90    $       3.68    $       3.54    $       3.84
                                                 ============    ============    ============    ============    ============

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 7

                            STERLING BANCSHARES, INC.
                                    Unaudited
                             (Dollars in thousands)


                                                                                     QUARTER ENDED
                                                        ---------------------------------------------------------------------------
                                                                 DECEMBER 31, 2001                      DECEMBER 31, 2000
                                                        ----------------------------------     ------------------------------------
YIELD ANALYSIS                                          AVERAGE                                 AVERAGE
                                                        BALANCE       INTEREST      YIELD       BALANCE       INTEREST      YIELD
                                                       ----------     --------    --------     ----------     --------     --------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial institutions    $    1,408     $     22        6.20%    $      975     $     17         6.94%
Federal funds sold                                         23,127          127        2.18%        23,896          378         6.29%
Securities purchased under agreements to resell            55,014          532        3.84%        33,716          689         8.13%
Trading assets                                             94,616          870        3.65%            --           --           --
Investment securities (taxable)                           283,849        3,904        5.46%       353,137        5,947         6.70%
Investment securities (tax-exempt)                         62,293          800        5.10%        82,583          860         4.14%
Loans (taxable)                                         1,791,484       35,026        7.76%     1,405,684       35,377        10.01%
Loans (tax-exempt)                                          4,607           72        6.20%         2,405           31         5.13%
                                                       ----------     --------    --------     ----------     --------     --------
  Total Interest Earning Assets                         2,316,398       41,353        7.08%     1,902,396       43,299         9.05%

NONINTEREST EARNING ASSETS:
Cash and due from banks                                    94,587                                  63,911
Premises and equipment, net                                54,878                                  47,090
Other assets                                              191,252                                 103,859
Allowance for credit losses                               (22,433)                                (16,297)
                                                       ----------                              ----------
  Total Noninterest Earning Assets                        318,284                                 198,563
                                                       ----------                              ----------

  TOTAL ASSETS                                         $2,634,682                              $2,100,959
                                                       ==========                              ==========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                            $  850,239     $  2,847        1.33%    $  640,324     $  5,469         3.40%
Certificates and other time deposits                      552,717        5,390        3.88%       466,924        6,880         5.86%
Other borrowings                                          178,857        1,031        2.29%       230,215        3,837         6.63%
Note payable                                                7,887           49        2.46%         1,600           35         8.70%
                                                       ----------     --------    --------     ----------     --------     --------
  Total Interest Bearing Liabilities                    1,589,700        9,317        2.33%     1,339,063       16,221         4.82%

NONINTEREST BEARING LIABILITIES:
    Demand deposits                                       769,357                                 556,258
    Other liabilities                                      20,166                                  12,373
Trust preferred securities                                 57,500                                  28,750
Shareholders' equity                                      197,959                                 164,515
                                                       ----------                              ----------
                                                        1,044,982                                 761,896
                                                       ----------                              ----------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $2,634,682                              $2,100,959
                                                       ==========                              ==========

NET INTEREST INCOME & MARGIN                                          $ 32,036        5.49%                   $ 27,078         5.66%
                                                                      ========    ========                    ========     ========

NET INTEREST INCOME & MARGIN (TAX EQUIVALENT)                         $ 32,461        5.56%                   $ 27,430         5.74%
                                                                      ========    ========                    ========     ========

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 8



                            STERLING BANCSHARES, INC.
                                    Unaudited
                             (Dollars in thousands)


                                                                                   YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                                     2001                                   2000
                                                      -----------------------------------    -----------------------------------
                                                       AVERAGE                                AVERAGE
                                                       BALANCE      INTEREST      YIELD       BALANCE      INTEREST      YIELD
                                                      ----------    ---------   ---------    ----------    ---------   ---------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial institutions   $    1,235    $      79        6.40%   $    1,225    $      76        6.20%
Federal funds sold                                        25,146          981        3.90%       18,921        1,195        6.32%
Securities purchased under agreements to resell           49,083        2,612        5.32%       41,480        3,275        7.90%
Trading assets                                            49,352        2,787        5.65%           --           --          --
Securities (taxable)                                     277,842       17,106        6.16%      417,062       28,211        6.76%
Securities (tax-exempt)                                   70,814        3,304        4.67%       80,282        3,500        4.36%
Loans (taxable)                                        1,689,627      145,899        8.63%    1,330,357      131,202        9.86%
Loans (tax-exempt)                                         4,240          285        6.72%          925           58        6.27%
                                                      ----------    ---------   ---------    ----------    ---------   ---------
  Total Interest Earning Assets                        2,167,339      173,053        7.98%    1,890,252      167,517        8.86%

NONINTEREST EARNING ASSETS:
Cash and due from banks                                   88,773                                 68,710
Premises and equipment, net                               53,525                                 45,892
Other assets                                             156,427                                 98,134
Allowance for credit losses                              (20,296)                               (15,454)
                                                      ----------                             ----------
  Total Noninterest Earning Assets                       278,429                                197,282
                                                      ----------                             ----------

  TOTAL ASSETS                                        $2,445,768                             $2,087,534
                                                      ==========                             ==========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                           $  784,054    $  16,915        2.16%   $  621,038    $  19,877        3.20%
Certificates and other time deposits                     547,600       26,141        4.77%      440,062       24,258        5.51%
Other borrowings                                         175,106        6,861        3.92%      293,556       18,653        6.35%
Note payable                                               3,369          135        4.01%          416           36        8.65%
                                                      ----------    ---------   ---------    ----------    ---------   ---------
  Total Interest Bearing Liabilities                   1,510,129       50,052        3.31%    1,355,072       62,824        4.64%

NONINTEREST BEARING LIABILITIES:
Demand deposits                                          678,134                                536,351
Other liabilities                                         21,330                                 12,772
Trust preferred securities                                52,853                                 28,750
Shareholders' equity                                     183,322                                154,589
                                                      ----------                             ----------
                                                         935,639                                732,462
                                                      ----------                             ----------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $2,445,768                             $2,087,534
                                                      ==========                             ==========

NET INTEREST INCOME & MARGIN                                        $ 123,001        5.68%                 $ 104,693        5.54%
                                                                    =========   =========                  =========   =========

NET INTEREST INCOME & MARGIN (TAX EQUIVALENT)                       $ 124,644        5.75%                 $ 106,126        5.61%
                                                                    =========   =========                  =========   =========

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 9


                            STERLING BANCSHARES, INC.
                                    Unaudited
                             (Dollars in thousands)



                                                QUARTER ENDED DECEMBER 31, 2001              QUARTER ENDED DECEMBER 31, 2000
                                           -----------------------------------------    -----------------------------------------
                                           COMMERCIAL      MORTGAGE                     COMMERCIAL      MORTGAGE
                                             BANKING        BANKING       COMBINED        BANKING        BANKING       COMBINED
                                           -----------    -----------    -----------    -----------    -----------    -----------
EARNINGS SUMMARY
Interest income                            $    41,353    $        --    $    41,353    $    43,299    $        --    $    43,299
Interest expense                                 9,317             --          9,317         16,221             --         16,221
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net interest income                             32,036             --         32,036         27,078             --         27,078
Provision for loan losses                        3,092             --          3,092          2,894             --          2,894
Noninterest income                               6,984         12,803         19,787          4,784          7,855         12,639
Noninterest expense                             27,780          7,426         35,206         20,559          5,686         26,245
Conversion costs related to acquisitions           957             --            957             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Earnings before income taxes                     7,191          5,377         12,568          8,409          2,169         10,578
Provision for income taxes                       2,384          2,185          4,569          2,561            875          3,436
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net earnings                               $     4,807    $     3,192    $     7,999    $     5,848    $     1,294    $     7,142
                                           ===========    ===========    ===========    ===========    ===========    ===========

EFFICIENCY RATIO                                 69.92%         58.00%         67.02%         63.29%         72.39%         65.06%
                                           ===========    ===========    ===========    ===========    ===========    ===========



                                     QUARTER ENDED DECEMBER 31, 2001        QUARTER ENDED DECEMBER 31, 2000
                                   ------------------------------------   ------------------------------------
                                   COMMERCIAL   MORTGAGE                  COMMERCIAL    MORTGAGE
                                    BANKING     BANKING       COMBINED     BANKING      BANKING      COMBINED
                                   ----------   ----------   ----------   ----------   ----------   ----------
NONINTEREST INCOME
Customer service fees              $    4,121   $       --   $    4,121   $    2,650   $       --   $    2,650
Bank-owned life insurance income          529           --          529          500           --          500
Gain on sale of mortgage loans             --        6,242        6,242           --        4,148        4,148
Debit card fees                           278           --          278          145           --          145
Other                                   2,056        6,561        8,617        1,489        3,707        5,196
                                   ----------   ----------   ----------   ----------   ----------   ----------
      Total                        $    6,984   $   12,803   $   19,787   $    4,784   $    7,855   $   12,639
                                   ==========   ==========   ==========   ==========   ==========   ==========

NONINTEREST EXPENSE
Salaries and employee benefits     $   14,354   $    3,044   $   17,398   $   10,900   $    3,101   $   14,001
Occupancy expense                       4,077        1,216        5,293        2,616        1,036        3,652
Technology                              2,385           18        2,403        1,029           30        1,059
Supplies                                  351          191          542          302          128          430
Goodwill amortization                     308           71          379           47           68          115
Professional fees                       1,072           69        1,141          604          144          748
Minority interest expense               1,326          798        2,124          667          324          991
Other                                   3,907        2,019        5,926        4,394          855        5,249
                                   ----------   ----------   ----------   ----------   ----------   ----------
      Total                        $   27,780   $    7,426   $   35,206   $   20,559   $    5,686   $   26,245
                                   ==========   ==========   ==========   ==========   ==========   ==========

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 10




                            STERLING BANCSHARES, INC.
                                    Unaudited
                             (Dollars in thousands)


                                                  YEAR ENDED DECEMBER 31, 2001               YEAR ENDED DECEMBER 31, 2000
                                           -----------------------------------------    -----------------------------------------
                                           COMMERCIAL      MORTGAGE                     COMMERCIAL      MORTGAGE
                                             BANKING        BANKING       COMBINED        BANKING        BANKING       COMBINED
                                           -----------    -----------    -----------    -----------    -----------    -----------
EARNINGS SUMMARY
Interest income                            $   173,053    $        --    $   173,053    $   167,517    $        --    $   167,517
Interest expense                                50,052             --         50,052         62,824             --         62,824
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net interest income                            123,001             --        123,001        104,693             --        104,693
Provision for loan losses                       11,684             --         11,684          9,668             --          9,668
Noninterest income                              24,196         41,975         66,171         18,852         21,796         40,648
Noninterest expense                            100,894         26,602        127,496         78,783         16,709         95,492
Conversion costs related to acquisitions         3,181             --          3,181             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Earnings before income taxes                    31,438         15,373         46,811         35,094          5,087         40,181
Provision for income taxes                      10,130          6,280         16,410         10,560          2,081         12,641
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net earnings                               $    21,308    $     9,093    $    30,401    $    24,534    $     3,006    $    27,540
                                           ===========    ===========    ===========    ===========    ===========    ===========

EFFICIENCY RATIO                                 67.29%         63.38%         66.43%         62.53%         76.66%         64.61%
                                           ===========    ===========    ===========    ===========    ===========    ===========


                                         YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                   ---------------------------------------   --------------------------------------
                                   COMMERCIAL      MORTGAGE                  COMMERCIAL     MORTGAGE
                                     BANKING       BANKING      COMBINED       BANKING       BANKING      COMBINED
                                   -----------   -----------   -----------   -----------   -----------   -----------
NONINTEREST INCOME
Customer service fees              $    14,834   $        --   $    14,834   $    10,832   $        --   $    10,832
Bank-owned life insurance income         2,049            --         2,049         1,888            --         1,888
Gain on the sale of credit card
   loan portfolio                           --            --            --           237            --           237
Gain on sale of mortgage loans              --        24,206        24,206            --        11,959        11,959
Debit card fees                            877            --           877           223            --           223
Other                                    6,436        17,769        24,205         5,672         9,837        15,509
                                   -----------   -----------   -----------   -----------   -----------   -----------
      Total                        $    24,196   $    41,975   $    66,171   $    18,852   $    21,796   $    40,648
                                   ===========   ===========   ===========   ===========   ===========   ===========


NONINTEREST EXPENSE
Salaries and employee benefits     $    55,115   $    13,916   $    69,031   $    44,660   $     8,803   $    53,463
Occupancy expense                       13,964         4,320        18,284        10,229         3,533        13,762
Technology                               6,083           288         6,371         3,851           122         3,973
Supplies                                 1,512           514         2,026         1,194           428         1,622
Goodwill amortization                      973           279         1,252           185           268           453
Professional fees                        2,966           237         3,203         2,087           246         2,333
Minority interest expense                4,716         2,273         6,989         2,668           752         3,420
Other                                   15,565         4,775        20,340        13,909         2,557        16,466
                                   -----------   -----------   -----------   -----------   -----------   -----------
      Total                        $   100,894   $    26,602   $   127,496   $    78,783   $    16,709   $    95,492
                                   ===========   ===========   ===========   ===========   ===========   ===========

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 11


                            STERLING BANCSHARES, INC.
                                    Unaudited
                             (Dollars in thousands)


                                             DECEMBER 31,                      DECEMBER 31,
                                                2001               %              2000               %
                                             ------------     ------------     ------------    ------------
LOAN PORTFOLIO
Commercial and industrial                    $    513,866            26.65%    $    477,199           32.13%
Real estate:
    Commercial                                    530,076            27.49%         447,113           30.11%
    One-to-four family available for sale         261,505            13.56%         139,148            9.37%
    One-to-four family                            150,946             7.83%         125,081            8.42%
    Multi-family                                   35,581             1.85%          32,611            2.20%
    Construction & development                    282,304            14.64%         134,482            9.06%
Consumer                                          141,243             7.32%         126,925            8.55%
Other                                              12,832             0.66%           2,149            0.14%
                                             ------------     ------------     ------------    ------------
Total loans (gross)                             1,928,353           100.00%       1,484,708           99.98%
Unearned (discounts)/premiums                         (60)            0.00%             282            0.02%
                                             ------------     ------------     ------------    ------------
Total loans (net)                            $  1,928,293           100.00%    $  1,484,990          100.00%
                                             ============     ============     ============    ============


                                       DECEMBER 31,    DECEMBER 31,
                                          2001             2000
                                       ------------    ------------
INTANGIBLES
Goodwill                               $     55,164    $      5,952
Mortgage service intangibles                 19,592             907
Core deposit intangible                       2,036              --
                                       ------------    ------------
                                       $     76,792    $      6,859
                                       ============    ============



                                        DECEMBER 31,      DECEMBER 31,
REGULATORY CAPITAL DATA                    2001              2000
                                       -------------     -------------
Tier  1 Capital                        $     218,137     $     190,547
Tier  1 Ratio                                   9.71%            10.51%
Total Capital (Tier 1 + Tier 2)        $     241,064     $     204,200
Total Capital Ratio                            10.73%            11.26%
Total Risk-Adjusted Assets             $   2,247,563     $   1,813,599
Tier 1 Leverage Ratio                           7.86%             9.10%

FUNDINGS AT MORTGAGE COMPANY

                                                          ORIGINAL
                                                          PRODUCTION         REFINANCED            TOTAL
                                                          ----------         ----------          ---------

Quarter ended 3/31/00                                      $ 242,001          $  13,466          $ 255,467
Quarter ended 6/30/00                                      $ 335,992          $  26,094          $ 362,086
Quarter ended 9/30/00                                      $ 346,075          $  24,794          $ 370,869
Quarter ended 12/31/00                                     $ 339,534          $  41,802          $ 381,336
Quarter ended 3/31/01                                      $ 369,974          $ 125,188          $ 495,162
Quarter ended 6/30/01                                      $ 511,384          $ 159,409          $ 670,792
Quarter ended 9/30/01                                      $ 492,523          $ 122,649          $ 615,172
Quarter ended 12/31/01                                     $ 473,155          $ 358,350          $ 831,505

Sterling Bancshares, Inc., News Release
January 17, 2002
Page 12


                            STERLING BANCSHARES, INC.
                                    Unaudited
                (Dollars in thousands, except for per share data)



                                                  DECEMBER 31,    DECEMBER 31,
                                                      2001            2000
                                                  ------------    ------------
SUPPLEMENTAL DATA
Held to maturity securities - fair value          $     79,928    $     91,061
Held to maturity securities - book value          $     78,408    $     90,927
Available for sale securities - fair value        $    264,139    $    217,275
Available for sale securities - amortized cost    $    258,252    $    215,680
Pledged securities - book value                   $    192,953    $    241,662
Common dividends per share                        $      0.037    $      0.033
EOP employees - Sterling Bank (FTEs)                       919             743
EOP employees - Lone Star Bank (FTEs)                       62              67
EOP employees - Community Bank (FTEs)                       33              --
EOP employees - mortgage company (FTEs)                    622             351
Total number of banking offices                             38              28



                                                     52 WEEK HIGH      52 WEEK LOW
                                                     ------------      -----------
Stock price (close)                                  $      15.65      $     10.83